EXHIBIT 23.2






       CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
       --------------------------------------------------



We hereby consent to the use of our report included herein dated
January 31, 1994, relating to the consolidated financial statements of Juniata Valley Financial Corp. and Subsidiary, to the incorporation by reference of such report included in the Company's 1995 annual report on Form 10-K.



                              STOCKTON BATES & COMPANY


Lancaster, Pennsylvania
March 1, 1996

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